Exhibit 99.1

COMPARISON OF CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS

Prior to the Effective Time (as defined in the accompanying Current Report on Form 8-K of Ferguson Enterprises Inc. (the “Company”) with which this summary is filed as an exhibit (the “Current Report”)), Ferguson (Jersey) Limited (formerly Ferguson plc) (“Ferguson plc”) was a public limited company incorporated in Bailiwick of Jersey under the Companies (Jersey) Law 1991 (as amended, modified, or re-enacted from time to time, the “Jersey Companies Law”). The Jersey Companies Law and the Memorandum and Articles of Association of Ferguson plc as it existed prior to the Effective Time (the “Ferguson plc Governing Documents”) governed the rights of the holder of ordinary shares, par value 10 pence per share, of Ferguson plc (such shares, the “Ferguson Shares” and such holders, the “Ferguson Shareholders”). The Jersey Companies Law differs in some material respects from laws generally applicable to Delaware corporations and their shareholders. In addition, the amended and restated certificate of incorporation of the Company (the “Certificate of Incorporation”) and the amended and restated bylaws of the Company (the “Bylaws” and, together with the Certificate of Incorporation, the “Organizational Documents”) differ in certain material respects from the Ferguson plc Governing Documents. Below is a summary chart outlining important similarities and differences in the corporate governance and stockholder/shareholder rights associated with each of the Company and Ferguson plc according to applicable law or the respective organizational documents.

This summary is qualified by reference to the complete texts of the Ferguson plc Governing Documents and the Organizational Documents. The summary of Jersey law and provisions in the Ferguson plc Governing Documents in the table below summarizes the applicable rights of Ferguson Shareholders which were in existence immediately prior to the Effective Time. The summary of Delaware law and provisions in the Organizational Documents in the table below summarizes the rights of holders of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”) immediately after the Effective Time.

	Delaware	Jersey
Authorized Shares	The Organizational Documents authorize 500,000,000 shares of Company Common Stock.

The share capital of Ferguson plc is £50,000,000 divided into 500,000,000 shares of £0.10 each.

Subject to the provisions of the Jersey Companies Law and without prejudice to any rights attached to any existing shares or class of shares, any share may be issued with such rights or restrictions as Ferguson plc may by ordinary resolution determine or, subject to and in default of such determination, as the board of directors of Ferguson plc (the “Ferguson plc Board”) will determine.

Special Meetings of Stockholders/Shareholders

Under the DGCL, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or bylaws.

The Bylaws provide that special meetings of stockholders may only be called by (i) the Chair of the board of directors of the Company (the “Board”), (ii) the Company’s Chief Executive Officer, (iii) by the Company’s Corporate Secretary

Shareholders holding 10% or more of a Jersey company’s voting rights and entitled to vote at the relevant meeting may legally require our directors to call a meeting of shareholders. The Jersey Financial Services Commission may, at the request of any officer, secretary or shareholder, call or direct the calling of an annual general meeting. Failure to call an annual general meeting in accordance with the requirements of the Jersey Companies Law is a criminal offense on the part of a Jersey company and its directors and secretary.

	Delaware	Jersey
within 10 calendar days after receipt of a written request of a majority of the members of the Board then in office or (iv) by the Company’s Corporate Secretary after receipt of a written demand from stockholders of record who collectively Own (as defined in the Bylaws), in the aggregate, at least 10% of the total voting power of the outstanding shares of the Company then entitled to vote on the matter to be brought before the proposed special meeting, in each case, subject to the requirements and limitations set forth in the Bylaws.

Stockholder/Shareholder Votes for Routine Matters	Under the Organizational Documents, the approval of routine corporate matters (other than the election of directors) that are put to a stockholder vote require the affirmative vote of a majority in voting power of outstanding shares present in person or represented by proxy at the meeting and entitled to vote on such subject matter, unless a different or minimum vote is required or provided for such matter by law, applicable stock exchange rule or other applicable rule, the Certificate of Incorporation or the Bylaws, in which case such different or minimum vote will be the required vote for such matter.	Under the Ferguson plc Governing Documents, an ordinary resolution of Ferguson plc is a resolution passed by a simple majority of the members who (being entitled to do so) vote in person, or by proxy, at a general meeting of Ferguson plc or at a separate meeting of a class of members of Ferguson plc (as the case may be). Except as otherwise provided by applicable law, rule or regulation, by the rules or regulations of any securities exchange applicable to Ferguson plc or its securities, or the Ferguson plc Governing Documents, all matters are decided by the members by ordinary resolution.

Election and Removal of Directors; Vacancies

Under the Organizational Documents, to be elected, director candidates must receive the affirmative vote of the holders of a majority of votes cast at the meeting for the election of directors at which quorum is present, except that in the case of a contested election, the election will be determined by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

In order for any incumbent director to become a nominee of the Board for further service on the Board, such person must submit an irrevocable resignation, which resignation will become effective upon (A) that person not receiving a majority of the votes cast in an election that is not a contested election, and (B) acceptance by the Board of that resignation in accordance with the policies and procedures adopted by the Board for such purpose.

Under the Ferguson plc Governing Documents, directors are appointed annually by an ordinary resolution of Ferguson plc at a general meeting called for the purpose of appointing directors. An ordinary resolution of Ferguson plc is a resolution passed by a simple majority of the members who (being entitled to do so) vote in person, or by proxy, at a general meeting of Ferguson plc or at a separate meeting of a class of members of Ferguson plc (as the case may be).

Any vacancy on the Ferguson plc Board may be filled by the company by an ordinary resolution of shareholders or the Ferguson plc Board.

	Delaware	Jersey

Newly created directorships resulting from any increase in the authorized number of directors and vacancies on the Board resulting from the death, resignation, disqualification, removal of a director or any other cause will only be filled by the affirmative vote of a majority of the directors then in office or by a sole remaining director, even though less than a quorum of the Board, and not by the stockholders. Any director appointed in this manner will hold office until the first annual meeting of stockholders held after such director’s appointment for the purpose of electing directors and, unless the number of directors is reduced effective at such annual meeting of stockholders in accordance with the provisions of the Organizational Documents, until such director’s successor will have been elected and qualified or until his or her earlier death, resignation, disqualification or removal.

The directors of the Company may be removed from office at any time with or without cause by the affirmative vote of the holders representing a majority of the voting power of the then outstanding shares of the Company entitled to vote generally in the election of directors, at a meeting of stockholders called for that purpose.

Ferguson plc may by ordinary resolution remove any director from office.

Approval of Corporate Matters by Written Consent	Under the DGCL, unless otherwise specified in a corporation’s certificate of incorporation, stockholders may take action permitted to be taken at an annual or special meeting, without a meeting, notice or a vote, if consents, in writing, setting forth the action, are signed by stockholders with not less than the minimum number of votes that would be necessary to authorize the action at a meeting. All consents must be dated and are only effective if the requisite signatures are collected within 60 days of the earliest dated consent delivered.	If permitted by the articles of association of a company, a written consent signed and passed by the specified majority of members may effect any matter that otherwise may be brought before a shareholders’ meeting, except for the removal of a company’s auditors. Such consent will be deemed effective when the instrument, or the last of several instruments, is signed by the specified majority of members or on such later date as is specified in the resolution.

	Delaware	Jersey
	The Organizational Documents provide that any action required or permitted to be taken by the stockholders of the Company may be taken only at a duly called annual or special meeting of stockholders, and the power of stockholders to act by consent without a meeting is specifically denied.	The Ferguson plc Governing Documents do not contain provisions regarding shareholder resolutions in writing.

Business Combinations	With certain exceptions, a merger, consolidation or sale of all or substantially all of the assets of a Delaware corporation must be approved by the board of directors and by holders of a majority in voting power of the outstanding shares entitled to vote thereon.

A sale or disposal of all or substantially all the assets of a Jersey company must be approved by the board of directors and, only if the articles of association of the company require, by the shareholders in a general meeting. A merger involving a Jersey company must be generally documented in a merger agreement, which must be approved by special resolution of that company.

In the case of a merger requiring approval by special resolution, the Ferguson plc Governing Documents specify that a special resolution of Ferguson plc must be passed by two-thirds of the shareholders who (being entitled to do so) vote in person, or by proxy.

Appraisal Rights

Stockholders of a Delaware corporation participating in certain mergers and other transactions may, depending on the form of consideration the stockholder would receive in the transaction, be entitled to appraisal rights pursuant to which the stockholder would receive, in lieu of the consideration the stockholder would otherwise receive for its shares in the transaction, cash in an amount equal to the fair value of its shares as determined by the Court of Chancery.

Under the Organizational Documents, the Company’s stockholders are entitled to appraisal rights only to the extent permitted by Delaware law.

There are no appraisal rights under the Jersey Companies Law.

	Delaware	Jersey
Inspection of Books and Records	All stockholders of a Delaware corporation have the right, upon written demand, to inspect or obtain copies of the corporation’s shares ledger and its other books and records for any purpose reasonably related to such person’s interest as a stockholder.

The register of shareholders and books containing the minutes of general meetings or of meetings of any class of shareholders of a Jersey company must during business hours be open to the inspection of a shareholder of the company without charge.

The register of directors and secretaries must during business hours (subject to such reasonable restrictions as the company may by its articles of association or in general meeting impose, but so that not less than two hours in each business day be allowed for inspection) be open to the inspection of a shareholder or director of the company without charge.

Stockholder/Shareholder Lawsuits	Class actions and derivative actions generally are available to the stockholders of a Delaware corporation for, among other things, breach of fiduciary duty, corporate waste and actions not taken in accordance with applicable law. In such actions, the court has discretion to permit the winning party to recover attorneys’ fees incurred in connection with such action.

Under Article 141 of the Jersey Companies Law, a shareholder may apply to court for relief on the ground that the conduct of a company’s affairs, including a proposed or actual act or omission by a company, is “unfairly prejudicial” to the interests of shareholders generally or of some part of shareholders, including at least the shareholder making the application.

There may also be customary law personal actions available to shareholders. Under Article 143 of the Jersey Companies Law (which sets out the types of relief a court may grant in relation to an action brought under Article 141 of the Jersey Companies Law), the court may make an order regulating the affairs of a company, requiring a company to refrain from doing or continuing to do an act complained of, authorizing civil proceedings and providing for the purchase of shares by a company or by any of its other shareholders.

Fiduciary Duties of Directors	Under Delaware law, directors must exercise a duty of care and duty of loyalty (including good faith) to the company and its stockholders.

The Jersey Companies Law provides that a director, in exercising the director’s powers and discharging the director’s duties, will:

(a)   act honestly and in good faith with a view to the best interests of the company; and

	Delaware	Jersey
(b) exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Indemnification of Directors and Officers

A Delaware corporation may indemnify a director or officer of the corporation against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in defense of an action, suit or proceeding (other than an action by or in the right of the corporation) by reason of his or her position if (i) the director or officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and (ii) with respect to any criminal action or proceeding, the director or officer had no reasonable cause to believe his or her conduct was unlawful.

For actions by or in the right of the corporation, a Delaware corporation may indemnify a director or officer of the corporation against expenses (including attorneys’ fees) actually and reasonably incurred in defense of an action, suit or proceeding by reason of his or her position if the director or officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation provided that no indemnification can be made in respect of any claim, issue or matter as to which such person will have been adjudged to be liable to the corporation, except under certain limited circumstances.

In addition, the DGCL permits the advancement of expenses incurred by a director or officer in defense of an action, suit or proceeding, and, under certain circumstances, mandates the indemnification of such expenses.

A Jersey company may indemnify directors and officers for liabilities:

•  incurred in defending any civil or criminal legal proceedings where:

•  judgment is given in the person’s favor or the person is acquitted;

•  the proceedings are discontinued other than by reason of such person (or someone on their behalf) giving some benefit or suffering some detriment; or

•  the proceedings are settled on terms that such person (or someone on their behalf) gives some benefit or suffers some detriment but in the opinion of a majority of the disinterested directors, the person was substantially successful on the merits in the person’s resistance to the proceedings;

•  incurred to anyone other than to the company if the person acted in good faith with a view to the best interests of the company;

•  incurred in connection with an application made to the court for relief from liability for negligence, default, breach of duty or breach of trust under Article 212 of the Jersey Companies Law in which relief is granted to the person by the court; or

•  incurred in a case in which the company normally maintains insurance for persons other than directors.

	Delaware	Jersey
	The Organizational Documents provide for the indemnification of directors and certain officers to the fullest extent permitted under the DGCL, provided, however, that if an officer or director is a party to an indemnification agreement with the Company, then the terms of the indemnification agreement will apply instead of the provisions in the Organizational Documents.	The Ferguson plc Governing Documents provide that Ferguson plc is required to indemnify every director or other officer of Ferguson plc (other than any person (whether an officer or not) engaged by Ferguson plc as auditor) out of its assets against any liability incurred by him or her for negligence, default, breach of duty, breach of trust or otherwise in relation to the affairs of Ferguson plc. The extent of such indemnities is limited in accordance with the provisions of the Jersey Companies Law.

Limited Liability of Directors and Officers	The DGCL authorizes corporations to limit or eliminate the personal liability of directors and certain officers to corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties, subject to certain exceptions. Under the Organizational Documents, to the fullest extent permitted by the DGCL, a director or officer of the Company will not be personally liable to the Company or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer. Currently, the DGCL does not permit exculpation of liability for: (i) a director or officer for any breach of the director’s or officer’s duty of loyalty to the Company or its stockholders; (ii) a director or officer for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) a director for unlawful payment of dividends or unlawful stock repurchases or redemptions, as provided under Section 174 of the DGCL; (iv) a director or officer for any transaction from which the director or officer derived an improper personal benefit or (v) an officer in any action by or in the right of the Corporation.

The Jersey Companies Law constrains the ability of Jersey companies to limit the liabilities of directors for breach of duty.

However, a Jersey company may exempt from liability directors and officers for liabilities:

•  incurred in defending any civil or criminal legal proceedings where:

•  judgment is given in the person’s favor or the person is acquitted;

•  the proceedings are discontinued other than by reason of such person (or someone on their behalf) giving some benefit or suffering some detriment; or

•  the proceedings are settled on terms that such person (or someone on their behalf) gives some benefit or suffers some detriment but in the opinion of a majority of the disinterested directors, the person was substantially successful on the merits in the person’s resistance to the proceedings;

•  incurred to anyone other than to the company if the person acted in good faith with a view to the best interests of the company;

•  incurred in connection with an application made to the court for relief from liability for negligence, default, breach of duty or breach of trust under Article 212 of the Jersey Companies Law in which relief is granted to the person by the court; or

	Delaware	Jersey

•  incurred in a case in which the company normally maintains insurance for persons other than directors.

Additionally, subject to certain conditions, the shareholders of a Jersey company can ratify or pre-authorize an act or omission of a director that would otherwise constitute a breach of duty (which could include fiduciary duty) owed to the company.

Interested Director Transactions

Under the DGCL, no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if:

•  either a majority of disinterested directors, or a majority in interest of holders of shares of the corporation’s capital stock entitled to vote upon the matter, approves the transaction in good faith upon disclosure of all material facts; or

•  the transaction is determined to have been fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

An interested director must disclose to the company the nature and extent of any interest in a transaction with the company, or one of its subsidiaries, which to a material extent conflicts or may conflict with the interests of the company and of which the director is aware.

Failure to disclose an interest entitles the company or a shareholder to apply to the court for an order setting aside the transaction concerned and directing that the director account to the company for any profit.

A transaction is not voidable and a director is not accountable notwithstanding a failure to disclose an interest if the transaction is confirmed by special resolution and the nature and extent of the director’s interest in the transaction are disclosed in reasonable detail in the notice calling the meeting at which the resolution is passed.

Although it may still order that a director account for any profit, a court will not set aside a transaction unless it is satisfied that the interests of third parties who have acted in good faith would not thereby be unfairly prejudiced and the transaction was not reasonable and fair in the interests of the company at the time it was entered into.

	Delaware	Jersey
The Ferguson plc Governing Documents set out a limited number of transactions and matters in which a director may be interested and in which he or she may vote and be counted in the quorum in relation to a resolution on the matter.

Business Combination or Antitakeover Statutes	Section 203 of the DGCL provides (in general) that, unless certain conditions have been met, a Delaware corporation may not engage in a business combination with an interested stockholder (generally defined as a stockholder of a Delaware corporation, together with his or her affiliates or associates, who owns more than 15% of the corporation’s voting stock) for a period of three years after the time of the transaction in which the person became an interested stockholder. The prohibition on business combinations with interested stockholders does not apply in some cases, including if: (1) the corporation’s board, prior to the time of the transaction in which the stockholder became an interested stockholder, approves the business combination or the transaction in which the stockholder becomes an interested stockholder; (2) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (excluding stock owned by certain persons) of the corporation outstanding at the time the transaction commenced; or (3) at or after the time of the person became an interested stockholder, the corporation and the holders of at least two-thirds of the outstanding voting stock not owned by the interested stockholder approve, at an annual or special meeting of stockholders, and not by written consent, the business combination.	Although Jersey law is silent on the topic, Ferguson plc is subject to the United Kingdom City Code on takeover and mergers (the “City Code”), which provides that if an acquisition of an interest in Ferguson plc’s ordinary shares were to increase the aggregate holding of an acquirer and its “concert parties” to an interest in the company’s ordinary shares carrying 30% or more of the voting rights in the company, the acquirer and, depending upon the circumstance, its concert parties, would be required (except with the consent of the U.K. Takeover Panel) to make an offer in cash (or accompanied by a cash alternative) for the outstanding Ferguson Shares at a price not less than the highest price paid for any interest in Ferguson Shares by the acquirer or its concert parties during the 12 months prior to the announcement of the offer. A similar obligation to make such a mandatory offer would also arise on the acquisition of Ferguson Shares by a person (together with its concert parties) interested in Ferguson plc’s ordinary shares carrying between 30% and 50% of the voting rights in Ferguson plc if the effect of such acquisition were to increase the percentage of shares carrying voting rights in which such person is interested. For further information, see the discussion under “—Comparison of U.K. and Delaware Antitakeover Regimes.”

The Organizational Documents do not opt the Company out of Section 203.

	Delaware	Jersey
Distributions and Dividends: Repurchases and Redemptions

Under Delaware law, subject to any restrictions contained in the certificate of incorporation, a corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year in which the dividend is declared, as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by issued and outstanding shares having a preference upon the distribution of assets. Surplus is defined in Delaware law as the excess of the net assets over capital, as such capital may be adjusted by the board of directors. Subject to an upward adjustment by the board of directors, the capital of a corporation having par value stock will be the aggregate par value of all issued shares of capital stock.

The Organizational Documents do not provide any additional restrictions with respect to the declaration of dividends.

A Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by the purchase or redemption, and it may not purchase, for more than the price at which they may be redeemed, any of its shares which are redeemable at the option of the corporation. A corporation may, however, purchase or redeem out of capital shares that are entitled upon any distribution of its assets to a preference over another class or series of its shares if the shares are to be retired and the capital reduced.

Under the Jersey Companies Law, a Jersey company may make a distribution at any time and out of any source provided that the directors of the company who authorize the distribution make an immediate and 12-month forward-looking cashflow solvency statement.

Likewise, authorizing directors must also make a solvency statement in the event of redeeming or purchasing the company’s shares.

Cumulative Voting	The certificate of incorporation of a Delaware corporation may provide that shareholders of any class or classes or of any series may vote cumulatively either at all elections of directors or at elections under specified circumstances.	There are no provisions in the Jersey Companies Law relating to cumulative voting.

	Delaware	Jersey
The Organizational Documents do not authorize cumulative voting.

Exclusive Forum	The Certificate of Incorporation requires, that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery (or, if and only if the Court of Chancery lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom will, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a duty (including any fiduciary duty) by, or other wrongdoing by, any current or former director, officer, employee, agent or stockholder of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company or any current or former director, officer, employee, agent or stockholder of the Company arising out of or relating to any provision of the DGCL, the Certificate of Incorporation or the Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or the Bylaws, (v) any action asserting a claim against the Company or any current or former director, officer, employee, agent or stockholder of the Company governed by the internal affairs doctrine, (vi) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the DGCL or (vii) any action as to which the DGCL confers jurisdiction on the Court of Chancery. This exclusive forum provision may not apply to suits brought to enforce a duty or liability vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, such as those created by the Securities Exchange Act of 1934, as amended, or any other claim for which	The Ferguson plc Governing Documents provide that the courts of Jersey will be the exclusive forum for any member to bring any action (other than as set out in Article 235) including: (i) any derivative action or proceeding brought on behalf of Ferguson plc; (ii) any action, including any action commenced by a member of Ferguson plc in its own name or on behalf of Ferguson plc, asserting a claim of breach of any fiduciary or other duty owed by any director, officer or other employee of Ferguson plc to Ferguson plc; (iii) any action asserting a claim arising out of or in connection with any provision of the laws of Jersey or the Ferguson plc Governing Documents (in each case, as they may be amended from time to time); or (iv) any action asserting a claim in any way relating to the constitution or conduct of Ferguson Moreover, the Ferguson plc Governing Documents provide that the federal district courts of the U.S. will, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act against Ferguson plc or any director, officer, employee or agent of Ferguson plc.

	Delaware	Jersey
the federal courts have exclusive jurisdiction. In addition, the Certificate of Incorporation provides that, unless the Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the U.S. will be the sole and exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended (the “Securities Act”), against the Company or any director, officer, employee or agent of the Company.

Staggered Boards

Under Delaware law, staggered or classified boards are permitted. Where a corporation has a staggered or classified board, the directors are divided into three classes, with one-third of the directors elected annually and each director serving for a three-year term.

The Organizational Documents do not provide for a classified board, and all directors will be elected annually.

The Jersey Companies Law does not prohibit staggered boards. The Ferguson plc Governing Documents provide for an unclassified board, with all directors elected for one-year terms.

Amendments to Governing Documents	The DGCL governs the procedures under which a Delaware corporation may amend its certificate of incorporation. Subject to certain exceptions, the DGCL generally requires any amendment of the certificate of incorporation to be approved by (a) the board of directors of the corporation and (ii) the holders of a majority of the then outstanding shares of capital stock of the corporation, unless the certificate of incorporation requires a higher vote. If the capital stock of a corporation is classified into different classes, certain amendments to the certificate of incorporation of a Delaware corporation also require a separate class vote. Furthermore, Delaware corporations are also permitted to amend their certificate of incorporation without a stockholder vote to change the name of the corporation and to effect certain types of forward stock splits and associated increases in the authorized number of shares. The Certificate of

The memorandum of association and the articles of association of a Jersey company may only be amended by special resolution (being a two-thirds majority if the articles of association of the company do not specify a greater majority) passed by shareholders in general meeting or by written resolution signed by all the shareholders entitled to vote.

The Ferguson plc Governing Documents specify that a special resolution of Ferguson plc is required to be passed by two-thirds of the shareholders who (being entitled to do so) vote in person, or by proxy.

	Delaware	Jersey

Incorporation provides that any provisions therein may be amended, altered or repealed in the manner prescribed by the DGCL.

Under the DGCL, the power to adopt, amend or repeal the bylaws of a corporation will be vested in the stockholders entitled to vote. Notwithstanding the foregoing, a corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal the bylaws of a corporation upon the directors. The fact that such power has been so conferred upon the directors, will not divest the stockholders or members of the power, nor limit their power, to adopt, amend or repeal the bylaws of a corporation.

The Organizational Documents provide that the Bylaws may be amended, altered or repealed from time to time by either (i) the Board or (ii) the affirmative vote of holders of a majority of the voting power of the then outstanding shares of the Company entitled to vote thereon, which vote will be in addition to any vote of the holders of any class or series of capital stock of the Company required by the Certificate of Incorporation.

Dissolution	Under the DGCL, a corporation may voluntarily dissolve (i) if the board of directors adopts a resolution to that effect by a majority vote of the whole board, followed by the affirmative vote of holders of a majority of the voting power of the outstanding stock of the corporation entitled to vote thereon and a certificate of dissolution is filed with the Delaware Secretary of State, or (ii) without action of the directors of the corporation if all the stockholders entitled to vote thereon consent in writing and a certificate of dissolution is filed with the Delaware Secretary of State. In addition, upon motion by the Attorney General, the Court of Chancery has jurisdiction to revoke or forfeit the charter of any corporation for abuse, misuse or nonuse of its corporate powers, privileges or franchises.	Under the Jersey Companies Law, a company may be wound up voluntarily (summary winding up), under supervision (creditors’ winding up), or by the courts of Jersey (winding up on just and equitable grounds). A special resolution of a company is required to approve a summary winding up. A creditors’ winding up can either be commenced by a special resolution of the shareholders or by a creditor with a claim of not less than £3,000 against a Jersey company making an application to the Royal Court of Jersey for an order commencing a creditors’ winding-up. In the case of a winding up on just and equitable grounds, a company may be wound up by the Jersey court if the court is of the opinion that it is (i) just and equitable to do so; or (ii) it is expedient and in the public interest to do so.

	Delaware	Jersey
Pre-emptive Rights

Under the DGCL, no security holders of a corporation have pre-emptive rights unless, and except to the extent that, such rights are provided in the corporation’s certificate of incorporation.

The Organizational Documents do not provide for pre-emptive rights to the Company security holders.

The Ferguson plc Governing Documents provide for pre-emptive rights for existing Ferguson Shareholders in the case of an allotment of unissued equity securities of Ferguson plc wholly for cash (other than pursuant to any equity incentive plans), in proportion to such Ferguson Shareholders’ existing holdings, unless otherwise authorized or approved by way of a special resolution.

Quorum	Under the Organizational Documents, at each meeting of stockholders, a majority in voting power of the outstanding shares of the Company entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum.	Under the Ferguson plc Governing Documents, a member who holds, or members together who hold, a majority of the shares entitled to be voted at the meeting will constitute a quorum.